EXHIBIT 32

CERTIFICATION  PURSUANT  TO  18  U.S.C.  SECTION  1350  AS  ADOPTED  PURSUANT  TO  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the quarterly report of INTERACTIVE MULTIMEDIA NETWORK, INC. (the "Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard J. Verdiramo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  November 15, 2004

By: /s/ Richard J. Verdiramo

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Richard J. Verdiramo, President and CEO